UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2007

Eaton Vance Corp.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-8100 (Commission File Number)	04-2718215 (IRS Employer Identification No.)
255 State Street Boston, MA 02109 (Address of principal executive offices)(Zip Code)
Registrant's telephone number, including area code: (617) 482-8260

N/A (Former name or former address, if changed since last report)

______________________________________________

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2007, Eaton Vance Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $500,000,000 aggregate principal amount of its 6.500% Notes due 2017 (the “Notes”), for sale by the Underwriters (collectively the “Offering”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-146280) (the “Registration Statement”). The offering will result in proceeds to the Company, net of underwriting discounts and commissions, of approximately $496.1 million.

The underwriters have performed investment banking and advisory services for the Company and for certain of the Company’s funds from time to time in the ordinary course, for which they have received customary fees and expenses.  These services have included acting as underwriters and distributors for certain of the Company’s funds and providing financing to the Company and to those funds.  The underwriters may, from time to time, engage in other transactions with and perform services for the Company in the ordinary course of their business.

The foregoing summary is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is attached as an exhibit to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 27, 2007, among Eaton Vance Corp., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other underwriters named therein.

4.1

Form of Indenture between Eaton Vance Corp. and Wilmington Trust Company, as trustee has been filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed with the Commission on September 25, 2007 (S.E.C. File No. 333-146280) and is incorporated herein by reference.

4.2	Form of First Supplemental Indenture between Eaton Vance Corp. and Wilmington Trust Company, as trustee.
4.3	Form of 6.500% Note due 2017.
5.1	Opinion of Nixon Peabody LLP, special counsel to the Company, dated October 2, 2007.
23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON VANCE CORP. (Registrant)

Date:	October 1, 2007

		By:	/s/ Alan R. Dynner
		Name:	Alan R. Dynner
		Title:	Vice President, Secretary and Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated September 27, 2007, among Eaton Vance Corp., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other underwriters named therein.

4.1

Indenture, dated as of October 2, 2007, between Eaton Vance Corp. and Wilmington Trust Company, as trustee has been filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 filed with the Commission on September 25, 2007 (S.E.C. File No. 333-146280) and is incorporated herein by reference.

4.2	First Supplemental Indenture, dated October 2 , 2007, between Eaton Vance Corp. and Wilmington Trust Company, as trustee.
4.3	Form of Global Note for the 6.500% Notes due 2017.
5.1	Opinion of Nixon Peabody LLP, special counsel to the Company, dated October 2, 2007.
23.1	Consent of Nixon Peabody LLP (included in Exhibit 5.1).